UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  May 15, 1995

Commission File Number:    000-17962


                         Applebee's International, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                                      43-1461763
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
             (Address of principal executive offices and zip code)

                                 (913) 967-4000
              (Registrant's telephone number, including area code)


                                      None
         (Former name or former address, if changed since last report)



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Item 5.         Other Events

       On March 23, 1995, a wholly-owned subsidiary of Applebee's International, Inc., (the "Company") merged with and into Innovative Restaurant Concepts, Inc. ("IRC"), referred to herein as the "IRC Merger". Immediately prior to the IRC Merger, IRC's affiliated limited partnerships, Cobb/Gwinnett Rio, Ltd., Rio Real Estate, L.P. and CG Restaurant Partners, Ltd., were liquidated, and contemporaneously with the IRC Merger, the Company acquired the interests of the limited partners in the distributed assets of these partnerships. As a result of the IRC Merger, IRC became a wholly-owned subsidiary of the Company.

       The IRC Merger was accounted for as a pooling of interests and accordingly, the accompanying consolidated financial statements have been restated to include the accounts and operations of the merged entities for all periods presented.


Item 7.         Financial Statements and Exhibits

(a) and (b)     Financial Statements

                The financial statements required by Item 7(a) and (b) were filed as a part of the Registration Statement of Applebee's International, Inc. on Form S-4, Registration No. 33-87590, filed December 20, 1994.

(c)             Exhibits

                27         Financial Data Schedule

                The following financial statements are filed as a part of this Form 8-K:

                99.1 Applebee's International, Inc. and Subsidiaries Consolidated Financial Statements for the Fiscal Years Ended December 25, 1994, December 26, 1993 and December 27, 1992 as restated for the IRC Merger.

                99.2 Innovative Restaurant Concepts, Inc. and Subsidiaries, Cobb/Gwinnett Rio, Ltd., Rio Real
                           Estate, L.P., and CG Restaurant Partners, Ltd. Combined Financial Statements for the Fiscal Years Ended December 25, 1994, December 26, 1993 and December 27, 1992.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       APPLEBEE'S INTERNATIONAL, INC.
                                       (Registrant)


Date:    May 17, 1995                  By:  /s/    George D. Shadid
                                            George D. Shadid
                                            Executive Vice President and
                                            Chief Financial Officer